UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2014

PUMA BIOTECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35703	77-0683487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Boulevard, Suite 2150

Los Angeles, California 90024

(Address of principal executive offices) (Zip Code)

(424) 248-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On July 18, 2014, Puma Biotechnology, Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain License Agreement, dated August 18, 2011 (the “License Agreement”), by and between the Company and Pfizer Inc. (“Pfizer”) whereby Pfizer granted the Company a worldwide license for the development, manufacture and commercialization of neratinib (oral), neratinib (intravenous), PB357, and certain related compounds, as further described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

The Amendment amends the License Agreement to (i) reduce the royalty rate payable by the Company to Pfizer on sales of licensed products, (ii) release Pfizer from its obligation to pay for certain out-of-pocket costs incurred or accrued on or after January 1, 2014 to complete certain ongoing clinical studies, and (iii) provide that Pfizer and the Company will continue to cooperate to effect the transfer to the Company of certain records, regulatory filings, materials and inventory controlled by Pfizer as promptly as reasonably practicable.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment. The Company expects to file a copy of the Amendment as an exhibit to its Quarterly Report on Form 10-Q for its quarter ending September 30, 2014.

Item 8.01	Other Events.

On July 22, 2014, the Company issued a press release announcing the Amendment. In addition, the Company issued a press release announcing top line results from the Phase III clinical trial of the Company’s investigational drug PB272 (neratinib) for the extended adjuvant treatment of breast cancer (ExteNET Trial). A conference call has been scheduled to be held July 22, 2014 at 2:00 p.m. PDT (5:00 p.m. EDT) to discuss the Amendment and the trial results. Copies of the press releases are filed herewith as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated July 22, 2014, entitled “Puma Biotechnology Announces Amendment to Neratinib Licensing Agreement with Pfizer”

99.2	Press Release dated July 22, 2014, entitled “Puma Biotechnology Announces Positive Top Line Results from Phase III PB272 Trial in Adjuvant Breast Cancer (ExteNET Trial)”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUMA BIOTECHNOLOGY, INC.

Date: July 22, 2014	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 22, 2014, entitled “Puma Biotechnology Announces Amendment to Neratinib Licensing Agreement with Pfizer”

99.2	Press Release dated July 22, 2014, entitled “Puma Biotechnology Announces Positive Top Line Results from Phase III PB272 Trial in Adjuvant Breast Cancer (ExteNET Trial)”